SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019
 Illumina, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of Principal Executive Offices, and Zip Code)
(858) 202-4500
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “Annual Meeting”) of Illumina, Inc. (the “Company”) was held on May 29, 2019, at which the Company's stockholders voted upon the following proposals:

1.
The election of Frances Arnold, Francis deSouza, and Susan Siegel to our Board of Directors to hold office for three years until the annual meeting of stockholders in the year 2022. This proposal was approved.

2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2019. This proposal was approved.

3.	On an advisory basis, approval of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting. This proposal was approved.

4.	The approval of an amendment to the Company’s Certificate of Incorporation to declassify its board of directors. This proposal was approved.

5.	On an advisory basis, approval of a stockholder proposal to enhance election-related disclosures. This proposal was not approved.

According to the inspector of election, stockholders present in person or by proxy representing 132,577,670 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1	Votes regarding the election of three director nominees were:

	For	Against	Abstain	Broker Non-Votes
Frances Arnold	120,711,605	908,376	63,252	10,894,437
Francis deSouza	120,875,200	742,421	65,612	10,894,437
Susan Siegel	120,743,644	875,278	64,311	10,894,437

Proposal 2	Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2019, were:

For	Against	Abstain	Broker Non-Votes
127,816,004	4,581,981	179,685	—

Proposal 3	Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
118,110,359	3,462,538	110,336	10,894,437

Proposal 4	Votes regarding the approval of an amendment to the Company's Certificate of Incorporation to declassify the Company's Board of Directors were:

For	Against	Abstain	Broker Non-Votes
121,491,812	111,023	80,398	10,894,437

Proposal 5	Votes regarding the approval, on an advisory basis, of a stockholder proposal to enhance election-related disclosures were:

For	Against	Abstain	Broker Non-Votes
45,729,605	75,529,698	423,930	10,894,437

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	June 3, 2019	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary